CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Lawrence E. Davanzo, President of Wilshire Mutual Funds, Inc. (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:    March 9, 2005           /s/ Lawrence E. Davanzo
     -------------------         --------------------------------------------
                                 Lawrence E. Davanzo, President
                                 (principal executive officer)


I, Alex Chaloff, Treasurer of Wilshire Mutual Funds, Inc. (the "Registrant"), certify that:

          1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.   The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Registrant.


Date:  March 9, 2005             /s/ Alex Chaloff
     -------------------         --------------------------------------------
                                 Alex Chaloff, Treasurer
                                 (principal financial officer)